LONG TERM DEBT	12 Months Ended
Dec. 31, 2015
LONG TERM DEBT [Abstract]
LONG TERM DEBT
NOTE 8:	LONG TERM DEBT

1.	On May 17, 2012 the Company entered into Loan Agreements (the "Agreements"), with two Israeli Banks (the "Banks"), based on which the Company borrowed a total of $10,000.

The Agreements contain various provisions including a pledge of all the Company's assets under a floating charge, compliance with certain financial covenants, restrictive covenants, including negative pledges, and other commitments, typically contained in facility agreements of this type. On April 1, 2015, the Company entered into an amended financial covenants agreement with one of the Banks, effective as of December 31, 2014, relating to both the long-term debt and the swap agreement in connection with the convertible debt (see Note 9). The Company was in compliance with all covenants as of December 31, 2015.

The loans are repaid in 16 and 20 equal quarterly installments, respectively, starting July 17, 2012, and bear annual interest rates of 4.35% and 4.64%.

2.
On November 30, 2015, concurrently with the closing of the Undertone acquisition, Interactive Holding Corp. entered into a new secured credit agreement for $50,000, due in quarterly installments from March 2016 to November 2019. The installments start in the amount of $625, per quarter, increase to $1,250 per quarter in March 2018 and require a final payment upon maturity in the amount of $35,000. The outstanding principal amount bears interest at LIBOR plus 5.5% per year and is secured by substantially all the assets of the companies in the Undertone group and by guarantees of such companies. The loan is required to be prepaid by Undertone in certain circumstances, such as from proceeds of asset sales or casualty insurance policies, debt or equity offerings, or from excess cash flow in the event that Undertone's total leverage ratio exceeds specified targets, and a pro rata portion of indemnification payments (or offset of the holdback amount) under the merger agreement with Undertone. The debt issuance cost amounted to $1,399 and were deducted from the carrying amount of that debt in the consolidated balance sheets.

Under the Undertone credit facility, Undertone is required to maintain financial covenants as of the end of each fiscal quarter as defined in the agreement.

3.
On November 22, 2015, the Company borrowed $19,900 under a new credit facility from an Israeli Bank. The credit facility is secured by a lien on the accounts receivable of ClientConnect Ltd., an Israeli subsidiary, from its current and future business clients and is guaranteed by Perion. The credit facility matures in November 2016. As of December 31, 2015, the unpaid balance of the credit facility was $13,000 bearing interest of Libor + 1.2%.

As of December 31, 2015, the aggregate principal annual maturities according to the loan agreement are as follows:

Repayment amount

2016	$17,050
2017	4,150
2018	5,000
2019	38,750

Total principal payments	64,950
Less: unamortized original issue discount	(1,366)

Fair value of principal payments	63,584
Less: current portion	(16,664)

Long-term debt	$46,920